UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2003

I-FLOW CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18338 (Commission File Number)	33-0121984 (IRS Employer Identification No.)

20202 Windrow Drive
Lake Forest, CA 92630
(Address of Principal Executive Offices, including zip code)

(949) 206-2700
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

     In a press release on July 29, 2003, I-Flow Corporation (the “Company”) announced and commented on its financial results for the second quarter 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The press release is being furnished to the Securities and Exchange Commission under Item 12. Results of Operations and Financial Condition.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2003

I-FLOW CORPORATION

By:	/s/ Donald M. Earhart

Donald M. Earhart President, Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release